Exhibit 99.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A/A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NewHold Investment Corp III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SUPPLEMENT TO PROXY STATEMENT
OF
NewHold Investment Corp III
Dated September 11, 2026

The following disclosures in this proxy supplement (the “Supplement”) supplement, and should be read in conjunction with, the disclosures contained in the joint definitive proxy statement/prospectus (the “Proxy Statement”), filed on August 10, 2026, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All other information in the Proxy Statement remains unchanged.

As provided in the Proxy Statement, NewHold Investment Corp III, a Cayman Islands exempted company (the “SPAC” or “NewHold”) is soliciting stockholder approval of, among other things, its proposed business combination (the “Business Combination”) with NewCleo Ltd., a private limited company incorporated under the laws of England and Wales (and, following the re-registration to a public limited company under the laws of England and Wales, the “Company” or “Newcleo”), and the other matters as described in the Proxy Statement, which includes a prospectus relating to the offer of the securities to be issued to the stockholders of the Company in connection with the Business Combination. The purpose of the following supplemental disclosures is to provide additional information about the Forward Purchase Agreement (as defined below). Terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement.

DESCRIPTION OF FORWARD PURCHASE AGREEMENT

As previously disclosed, on May 26, 2026, NewHold entered into a Business Combination Agreement (the “Business Combination Agreement”) with the Company, newcleo1 Ltd., a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), and newcleo2 Ltd., a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of the Company (“Merger Sub 2”, and, together with Merger Sub 1, the “Merger Subs”, and the Merger Subs, together with the Company, the “Company Parties”), pursuant to which, among other transactions, Merger Sub 1 will merge with and into the SPAC, as a result of which the separate corporate existence of Merger Sub 1 will cease and the SPAC will continue as the surviving company in such merger and as a wholly owned subsidiary of the Company (the “First Merger” and the post-First Merger surviving company, the “First Merger Surviving Company”), and First Merger Surviving Company will merge with and into Merger Sub 2, as a result of which the separate corporate existence of First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving company in such merger and a direct, wholly owned subsidiary of the Company (the “Second Merger” and, together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Mergers” or “Business Combination”).A copy of the Business Combination Agreement is filed as Exhibit 2.1 to the SPAC’s Current Report on Form 8-K filed with the SEC on May 27, 2026.

On September 11, 2026, NewHold and Newcleo entered into an agreement with an unaffiliated stockholder  (the “Seller”) in connection with a prepaid share forward transaction (the “Forward Purchase Agreement”, and such transaction, the “Transaction”). For purposes of the Forward Purchase Agreement, (i) prior to the consummation of the Business Combination, NewHold is referred to as the “Counterparty”, and Newcleo is referred to as the “Counterparty” after the consummation of the Business Combination, and (ii) “Shares” means the Class A ordinary shares, par value $0.0001 per share, of NewHold prior to the consummation of the Business Combination, and the ordinary shares, par value $0.02288, of Newcleo after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intends to purchase up to 7,000,000 Shares (the “Recycled Shares”) consisting of (i) Shares purchased from third parties in the open market, plus (ii) any Shares held by the Seller at the effective time of the Forward Purchase Agreement. The Seller will irrevocably waive any redemption rights with respect to such Recycled Shares in connection with the Business Combination.

At the closing of the Business Combination, NewHold will pay the Seller a prepayment amount (the “Prepayment Amount”) equal to the product of (a) the number of Shares and (b) the per-share redemption price paid to holders of Shares (the “Initial Price”) from the trust account of NewHold established in connection with its initial public offering (the “Trust Account”). The Prepayment Amount will be paid directly from the Trust Account no later than the earlier of (a) one Local Business Day after the closing of the Business Combination and (b) the date on which any assets from the Trust Account are disbursed in connection with the Business Combination.

The maturity date (the “Maturity Date”) of the Transaction is the earliest to occur of: (a) the date that is 24 months after the closing of the Business Combination, (b) at the option of the Counterparty, any date selected by the Counterparty after the date on which a registration statement covering the resale of Shares issued in the private placement consummated in connection with the Business Combination is declared effective, and (c) a date specified by the Seller in a written notice delivered to the Counterparty at the Seller’s sole discretion.

From time to time following the closing of the Business Combination, the Seller may terminate the Transaction in whole or in part by delivering an Optional Early Termination Notice to the Counterparty specifying the number of Shares to be terminated (the “Terminated Shares”). Upon any such Optional Early Termination, the Counterparty will be entitled to receive from the Seller an amount equal to the product of (i) the number of Terminated Shares and (ii) the then-effective Reset Price (the “Reset Price”). The Reset Price will initially be equal to the Initial Price and may only be adjusted downward by mutual written agreement of the parties.

On the Maturity Date: (i) if the approval of Newcleo’s shareholders (as required under the UK Companies Act 2006) to purchase or redeem any Shares pursuant to the Transaction (“Shareholder Approval”) has been obtained on or before the Maturity Date, the Transaction shall be physically settled, in which case the Seller shall deliver to the Counterparty the Shares (reduced for any Terminated Shares); the Counterparty shall have no delivery obligation to the Seller; and the Seller shall be entitled to retain a portion of the Prepayment Amount equal to (A) the number of Shares (as reduced for any Terminated Shares) multiplied by (B) the Initial Price; (ii) if Shareholder Approval has not been obtained on or before the Maturity Date, the Transaction shall be settled in cash over a Valuation Period (as defined in the Forward Purchase Agreement) in accordance with the terms of the Forward Purchase Agreement; and (iii) if Shareholder Approval is obtained after the Valuation Period has begun but before it ends, Counterparty may, by written notice to the Seller, suspend and terminate the Valuation Period, and the Transaction shall be physically settled with respect to all Shares then remaining subject to the Transaction, with cash settlement applying only to shares already sold by the Seller.

The Forward Purchase Agreement contains customary representations, warranties and covenants of the parties, including that the Seller will not effect any Short Sales of the Shares or establish or maintain a Net Short Position with respect to the Shares, and that the Seller will waive any and all redemption rights with respect to the Shares acquired pursuant to the Forward Purchase Agreement. The Forward Purchase Agreement also includes customary indemnification provisions in favor of the Seller and its affiliates.

The Forward Purchase Agreement provides that the Transaction has been structured to comply with all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Seller has agreed to not vote any Shares it holds as of the applicable record date in connection with the Business Combination at any meeting of the Counterparty’s shareholders (or to provide a written consent for that purpose with respect to such Shares) if it would be in violation of specified interpretations of the tender offer rules by the SEC. The Seller has also agreed not to purchase Shares at a price per share that is higher than most recently disclosed redemption price per share that would be applicable if the Trust Account was liquidated on the date specified in such disclosure. In addition, the Seller has waived all redemption rights with respect to any previously held Shares or Shares acquired pursuant to the Transaction. The Seller held less than 5% of the Shares prior to the execution of the Forward Purchase Agreement. The purpose of the Transaction is to potentially increase the amount of cash available to the combined company following the Business Combination.  Newhold does not believe that the Transaction will impact the likelihood of the Business Combination being approved by shareholders.  No redemption requests have been received to date.

In addition to the termination provisions described above, the Forward Purchase Agreement will terminate upon (1) the termination of the Business Combination Agreement prior to the closing of the Business Combination, (2) at the election of the Counterparty, the receipt of certain governmental comments or challenges to the Business Combination Agreement or the Forward Purchase Agreement prior to the closing of the Business Combination, or (3) upon the occurrence of any Material Adverse Change (as defined in the Forward Purchase Agreement) of the Counterparty prior to the closing of the Business Combination (provided that the Counterparty may not elect to terminate the Forward Purchase Agreement due to such Material Adverse Change). Upon any termination due to termination of the Business Combination Agreement or upon the occurrence of a Material Adverse Change, NewHold will be required to promptly redeem a number of Seller’s Recycled Shares equal to the lesser of (x) Seller’s Recycled Shares, (y) the Number of Shares and (z) 7,000,000 Shares, for aggregate redemption consideration equal to the Initial Price per Share multiplied by the number of such redeemed Shares, less only the Prepayment Amount actually received in respect of such redeemed Shares.

The foregoing summary of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Prepaid Share Forward Confirmation, a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by NewHold on the date hereof.

IMPORTANT NOTICES

NewHold and NewCleo have filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which includes a proxy statement of NewHold and a prospectus of NewCleo (the “Proxy Statement/Prospectus”) in connection with the Business Combination, the private placements of securities in connection with the Business Combination, if any (the “Private Placement Transactions”), and the other transactions contemplated by the Business Combination Agreement and/or as described in this Supplement (together with the Business Combination and the Private Placement Transactions, the “Proposed Transactions”). The definitive proxy statement and other relevant documents were mailed to shareholders of NewHold as of the August 7, 2026 record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. This Supplement does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF NEWHOLD AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH NEWHOLD’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT NEWHOLD, NEWCLEO AND THE PROPOSED TRANSACTIONS. Investors and security holders are able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or to be filed with the SEC by NewHold and NewCleo, without charge, on the SEC’s website at www.sec.gov, or by directing a request to: NewHold Investment Corp. III, 52 Vanderbilt Avenue, Suite 2005, New York, New York 10017, or to: NewCleo Ltd., 55 South Audley Street London, W1K 2QH, United Kingdom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION, OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

NewHold, NewCleo and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from NewHold shareholders in connection with the Business Combination. A list of the names of NewHold’s directors and executive officers and information regarding their interests in the Business Combination and their ownership of NewHold’s securities is, or will be, contained in NewHold’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from NewHold shareholders in connection with the Business Combination, including the names and interests of NewCleo’s directors and executive officers, are set forth in the Proxy Statement/Prospectus. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This Supplement shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of NewHold or NewCleo, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Supplement contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions and the parties thereto. All statements contained in this Supplement other than statements of historical fact, including, without limitation, statements regarding the Business Combination between NewHold and NewCleo; the anticipated benefits and timing of the transaction; expected trading of the combined company’s securities on Nasdaq; the completion of investments from certain institutional investors; the expected amount of gross proceeds from any investments or other financing arrangements; the anticipated use of proceeds from such investments or financing arrangements; NewCleo’s development and commercialization of its lead-cooled fast reactor technology, mixed-oxide fuel capabilities and related products and services; the expected timing, cost, performance and benefits of NewCleo’s demonstration projects, fuel facilities, reactor deployments and licensing activities; NewCleo’s ability to execute its business strategy, develop its technology, obtain required regulatory approvals, permits and licenses, enter into commercial arrangements, achieve its market opportunity and positioning and support the growth of advanced nuclear energy; NewCleo’s expectations regarding strategic partnerships, customer demand, project pipeline, revenue streams, capital expenditures and financing needs; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “develop,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations and assumptions of NewHold and NewCleo and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could delay or prevent the consummation of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against NewHold, NewCleo, the combined company, or others following the announcement of the Proposed Transactions; (3) the inability to complete the Business Combination due to failure to obtain NewHold shareholder approval or satisfy other closing conditions; (4) the inability to complete any Private Placement Transactions or other financing arrangements on the expected terms, or at all; (5) changes to the structure, timing or terms of the Proposed Transactions; (6) the ability of the combined company to meet applicable listing standards or to maintain the listing of its securities following the closing of the Business Combination; (7) the risk that the announcement and consummation of the transaction disrupts current plans, operations, relationships with customers, suppliers, regulators, partners and employees, or NewCleo’s ability to retain key personnel; (8) the ability to recognize the anticipated benefits of the Business Combination, including the ability to fund and execute NewCleo’s technology development, licensing, manufacturing, fuel supply and commercialization plans; (9) risks related to NewCleo’s early stage of development, limited operating history and expected need for substantial additional capital to develop, license, construct and commercialize its technologies and facilities; (10) risks related to the development, demonstration, licensing and deployment of advanced nuclear technologies, including NewCleo’s lead-cooled fast reactor technology and mixed-oxide fuel strategy; (11) risks related to technical performance, engineering, manufacturing, construction, supply chain, fuel availability, cost estimates, project delays, cost overruns, corrosion, materials performance, safety, reliability and other development or operational challenges; (12) risks related to obtaining, maintaining or complying with required regulatory approvals, permits, authorizations, licenses and export control approvals in the United States, the United Kingdom, France, Italy, the European Union and other jurisdictions in which NewCleo may operate; (13) changes in market, regulatory, political and economic conditions affecting the nuclear energy industry, advanced reactor development, energy markets, capital markets and infrastructure financing; (14) the costs related to the Proposed Transactions and those arising as a result of becoming a public company; (15) the level of redemptions of NewHold’s public shareholders, which may reduce the amount of cash available to the combined company and may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing or trading of securities of NewHold or NewCleo; (16) risks related to increased competition in the industries in which NewCleo will operate; (17) risks related to changes in U.S. or foreign laws and regulations applicable to nuclear energy, export controls, sanctions, trade restrictions, foreign investment, environmental protection, health and safety, securities and public company reporting; (18) the possibility that the combined company may be adversely affected by competitive factors, investor sentiment, litigation, cybersecurity incidents, geopolitical developments or other macroeconomic conditions; (19) the risk of being considered to be a “shell company” by any stock exchange on which NewCleo securities will be listed or by the SEC, which may impact the ability to list NewCleo’s securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; (20) the risk that the Forward Purchase Agreement may not be consummated on the anticipated terms or at all; (21) the occurrence of any event, change or other circumstance that could give rise to the termination of the Forward Purchase Agreement; and (22) other risks detailed from time to time in NewHold’s filings with the SEC, including the Registration Statement and related documents filed or to be filed in connection with the Business Combination.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of NewHold dated February 27, 2025 and filed by NewHold with the SEC on February 28, 2025, NewHold’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 1, 2026, the Registration Statement and Proxy Statement/Prospectus filed by NewCleo and NewHold on August 10, 2026, and other documents filed by NewHold and NewCleo from time to time with the SEC, as well as the list of risk factors included herein. These filings do or will identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation or intends to update or revise these forward-looking statements, each of which is made only as of the date of this Supplement.